Supplement dated September 25, 2017 to the following:

Spinnaker® Variable Annuity Prospectus dated May 1, 2017 as supplemented
Spinnaker® Advisor Variable Annuity Prospectus dated May 1, 2011 as supplemented

Effective October 2, 2017, Deutsche Global Growth VIP will be renamed Deutsche International Growth VIP. Accordingly, any reference to Deutsche Global Growth VIP in the prospectus is replaced with Deutsche International Growth VIP.